  Exhibit 10.2

November 17, 2018

Continental Stock Transfer & Trust Company
1 State Street
New York, NY 10004
Attn: Steven Nelson

Re: Transfer of Shares of Common Stock of Big Rock Partners Acquisition Corp.

Dear Mr. Nelson:

Pursuant to that certain Stock Escrow Agreement (the “Escrow Agreement”) dated as of November 20, 2017 by and among Big Rock Partners Acquisition Corp. (the “Company”), Big Rock Partners Sponsor, LLC (the “Initial Stockholder”) and Continental Stock Transfer & Trust Company (the “Escrow Agent”), the Escrow Agent is currently holding in escrow certain shares of common stock of the Company owned by the Initial Shareholder (the “Escrow Shares”).

The Initial Shareholder has executed an agreement (the “Transfer Agreement”) of even date herewith pursuant to which it has transferred 1,500,000 Escrow Shares in a private transaction to BRAC Lending Group LLC (the “Investor”), for aggregate consideration of $1.00. The 1,500,000 Escrow Shares will remain in escrow with you pursuant to the terms of the Escrow Agreement, but will be transferred to the name of the Investor. As Escrow Agent, you acknowledge and agree not to enter into any control or other agreement relating to, or deliver possession of, the 1,500,000 Escrow Shares to any third party, other than the Investor and its designees, that could create or perfect a security interest in the Escrow Shares.

Further, in connection with our agreement to transfer the 1,500,000 Escrow Shares to the Investor, attached herewith is an executed stock power (medallion guaranteed) with respect to the 1,500,000 Escrow Shares. Please kindly effect the transfer of the 1,500,000 Escrow Shares to the Investor and/or its designees. The Investor is agreeing to be bound by the terms and conditions of the Escrow Agreement.

[Remainder of page intentionally left blank; signature page to follow.]

This letter shall serve as irrevocable instructions from the Initial Stockholder to you as the Escrow Agent with respect to the transfer of the 1,500,000 Escrow Shares.

Very truly yours,

BIG ROCK PARTNERS SPONSOR LLC

By:/s/ Richard Ackerman
Name: Richard Ackerman
Title: Managing Member

The undersigned acknowledge and consent to the foregoing terms.

THE COMPANY:

BIG ROCK PARTNERS ACQUISITION CORP.

By:/s/ Lori Wittman
Name: Lori Wittman
Title: Chief Financial Officer

ESCROW AGENT:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By: /s/ Stacy Aqui
Name: Stacy Aqui
Title: Vice President

INVESTOR:

BRAC LENDING GROUP LLC

By: /s/ David M. Nussbaum
Name: /s/ David M. Nussbaum
Title:

[Signature Page - Transfer Shares Release Letter]